Exhibit 99.1

COURTYARD
Marriott

APPLE REIT EIGHT *2013 Third Quarter*

SEPTEMBER 30, 2013

The Apple REIT Eight, Inc. portfolio of real estate represents 51 well-branded lodging properties that are strategically diversified across markets within 19 states. As key indicators of hotel performance continue to strengthen throughout the U.S. hotel industry, I am pleased to report that operations across our portfolio improved during the third quarter of this year as compared to the same period of 2012.

For the three-month period ending September 30, 2013, the Apple REIT Eight portfolio of hotels achieved revenue per available room (RevPAR) of $97, an increase of approximately three percent as compared to the same period last year, an average occupancy rate of 78 percent and an average daily rate (ADR) of $125. For the nine-month period ending September 30, 2013, RevPAR was $90, up by approximately three percent in comparison to results from the same nine-month period last year. Although uncertainty surrounding U.S. government fiscal policies and associated potential government spending reductions has impacted and may continue to affect some of our markets, hotel industry analysts have continued to forecast industry improvement in revenue for the remainder of 2013 and into 2014 as compared to the previous year.

As compared to the same periods of 2012, modified funds from operations (MFFO) for the third quarter of this year increased slightly and for the first nine months of the year improved by approximately three percent. MFFO for the third quarter of this year totaled $14.7 million, or $0.16 per share, and for the nine-month period ending September 30, 2013, MFFO was $36.6 million, or $0.40 per share. Performance across our portfolio of hotels is impacted by many factors, including conditions within our local markets and the U.S. economy as a whole. Based on hotel performance to date as well as current industry trends, we anticipate MFFO for the year 2013 will be in line with or improve by up to four percent as compared to MFFO for 2012. For the first nine months of 2013, the Company paid distributions of approximately $0.37 per share. Our current annualized distribution rate is approximately $0.47 per share.

Apple REIT Eight has entered into a definitive merger agreement to combine with Apple REIT Seven and Apple REIT Nine pursuant to which Apple REIT Seven and Apple REIT Eight would merge into Apple REIT Nine. Under the agreement, each of Apple REIT Eight’s Units and as converted Series B Preferred Shares would be converted into the right to receive 0.85 common shares of Apple REIT Nine. In addition to certain customary closing conditions, the merger agreement is subject to approval by a majority of the outstanding Units of each REIT; therefore, there can be no assurance that the mergers will occur. We will provide additional information through a joint proxy statement/prospectus relating to the proposed transaction which we anticipate distributing to shareholders during the fourth quarter of 2013. We do not expect to comment further regarding this transaction until that time.

Our commitment to the growth of shareholder investments will continue to guide our strategic business decisions and I am optimistic the Company is well positioned to take advantage of improving conditions across the hotel industry.

Sincerely,
Glade M. Knight,
Chairman and Chief Executive Officer

Statements of Operations (Unaudited)
(In thousands except statistical data)	Three months ended Sept 30, 2013	Three months ended Sept 30, 2012	Nine months ended Sept 30, 2013	Nine months ended Sept 30, 2012
REVENUES
Room revenue	$52,935	$51,894	$144,790	$142,118
Other revenue	3,960	3,736	11,200	10,360
Total revenue	$56,895	$55,630	$155,990	$152,478

EXPENSES
Direct operating expense	$14,576	$14,184	$41,215	$40,039
Other hotel operating expenses	22,321	21,432	62,980	61,269
General and administrative	1,253	1,548	3,990	4,566
Depreciation	9,480	9,287	28,293	27,613
Interest expense, net	4,004	3,844	11,156	10,884
Merger transaction costs	1,253	-	1,305	484
Total expenses	$52,887	$50,295	$148,939	$144,855

NET INCOME
Net income	$4,008	$5,335	$7,051	$7,623
Net income per share	$0.04	$0.06	$0.08	$0.08

MODIFIED FUNDS FROM OPERATIONS (A)
Net income	$4,008	$5,335	$7,051	$7,623
Depreciation of real estate owned	9,480	9,287	28,293	27,613
Funds from operations (FFO)	$13,488	$14,622	$35,344	$35,236
Merger transaction costs	1,253	-	1,305	484
Modified FFO (MFFO)	$14,741	$14,622	$36,649	$35,720
FFO per share	$0.15	$0.16	$0.38	$0.38
MFFO per share	$0.16	$0.16	$0.40	$0.38

WEIGHTED-AVERAGE SHARES OUTSTANDING	92,140	92,968	92,375	93,123

OPERATING STATISTICS
Occupancy	78%	78%	75%	75%
Average daily rate	$125	$121	$120	$116
RevPAR	$97	$94	$90	$87
Number of hotels	51	51
Distributions per share	$0.12	$0.14	$0.37	$0.41

Balance Sheet Highlights (Unaudited)
(In thousands)	September 30, 2013	December 31, 2012
ASSETS
Investment in real estate, net	$867,867	$889,222
Other assets	29,541	23,642
Total assets	$897,408	$912,864

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$280,353	$264,019
Other liabilities	32,676	29,670
Total liabilities	313,029	293,689
Total shareholders’ equity	584,379	619,175
Total liabilities & shareholders’ equity	$897,408	$912,864

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified funds from operations (MFFO) excludes costs associated with potential merger transactions. The company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at September 30, 2013 and the results of operations for the interim period ended September 30, 2013. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Eight, Inc. 2012 Annual Report.

Residence
Inn
Marriott

Clockwise from left: RESIDENCE INN, MARLBOROUGH, MA; COURTYARD, VIRGINIA BEACH, VA; RESIDENCE INN, WESTFORD, MA; HILTON GARDEN INN, ANNAPOLIS, MD

Hilton
Garden Inn
Hilton
Garden Inn

  C O R P O R A T E P R O F I L E  Apple REIT Eight, Inc. is a real estate investment trust (REIT) focused on the ownership of hotels that generate attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn & Suites® by Marriott®, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn & Suites® brands. Our portfolio consists of 51 hotels, containing a total of 5,914 guestrooms in 19 states.   M I S S I O N  Apple REIT Eight, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

This quarterly report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company or the other parties to the merger agreement to obtain required shareholder or other third-party approvals required to consummate the proposed mergers; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company; the outcome of any legal proceedings that may be instituted against the Company and others related to the merger agreement; the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; the outcome of current and future litigation and regulatory proceedings or inquiries; changes in economic cycles; and competition within the hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2013 and updated in the Quarterly Report on Form 10Q filed by the Company with the SEC on November 6, 2013. Any forward-looking statement speaks only as of the date of this quarterly report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

“Marriott®,” “Courtyard® by Marriott®,” “SpringHill Suites® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “TownePlace Suites® by Marriott®,” “Residence Inn® by Marriott®” and “Renaissance Hotels & Resorts®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International, Inc. and all of its affiliates and subsidiaries and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this report, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Eight or otherwise. Marriott was not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Eight offering and received no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this report, and the grant by Marriott of any franchise or other rights to Apple REIT Eight shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton Garden Inn®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this report, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Eight, or otherwise. Hilton was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Eight offering and received no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this report, and the grant by Hilton of any franchise or other rights to Apple REIT Eight shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.

Additional Information About the Merger and Where to Find It:
In connection with the proposed mergers whereby Apple REIT Nine, Inc. (“Apple Nine”) will acquire all of the outstanding shares of each of Apple REIT Seven, Inc. (“Apple Seven”) and Apple REIT Eight, Inc. (“Apple Eight”), Apple Nine filed a Registration Statement on Form S-4, as amended (File No. 333-191084) with the Securities and Exchange Commission (the “SEC”) on October 23, 2013, which includes a preliminary joint proxy statement of Apple Seven, Apple Eight and Apple Nine (each a “Company”) that also constitutes a preliminary prospectus of Apple Nine, as well as other relevant documents concerning the mergers. The registration statement has not yet been declared effective by the SEC and may be amended, and the definitive joint proxy statement/prospectus is not currently available. Apple Eight will mail the definitive joint proxy statement/prospectus to its security holders when it is available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF APPLE EIGHT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE MERGERS. The joint proxy statement/prospectus and other materials (when they become available) containing information about the proposed transactions, and any other documents filed by any Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by each Company by directing a written request to Apple Seven, Apple Eight or Apple Nine, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

Each Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that Company in connection with the mergers. Information about the executive officers and directors of each Company and their ownership of securities in that Company is set forth in the preliminary joint proxy statement/prospectus included in the Registration Statement on Form S-4, as amended, filed by Apple Nine with the SEC on October 23, 2013 and will be included in the definitive joint proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Market Diversity

STATE/CITY	Portfolio of hotels
ALABAMA
Birmingham
ARKANSAS
Rogers (2), Springdale
CALIFORNIA
Burbank, Cypress, Sacramento,
San Diego/Oceanside, San Jose, Tulare
FLORIDA
Jacksonville, Sanford, Tallahassee, Tampa
GEORGIA
Savannah, Savannah/Port Wentworth
KANSAS
Overland Park (3), Wichita
KENTUCKY
Bowling Green
MARYLAND
Annapolis
MASSACHUSETTS
Marlborough, Westford (2)
MISSOURI
Kansas City
NEW JERSEY
Somerset
NEW YORK
New York City
NORTH CAROLINA
CORPORATE HEADQUARTERS
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121
(804) 344-8129 FAX
www.applereiteight.com

INVESTOR INFORMATION
For additional information about the
Company, please contact: Kelly Clarke,
Director of Investor Services
(804) 727 -6321 or kclarke@applereit.com

As always, we encourage our
shareholders to know their investment and
stay informed by reviewing information on
our website at www.applereiteight.com,
as well as our filings with the Securities
and Exchange Commission, which can be
found on their website at www.sec.gov.

Carolina Beach, Concord, Dunn, Fayetteville,
Greensboro, Matthews, Wilmington, Winston-Salem
OKLAHOMA
Tulsa
SOUTH CAROLINA
Columbia, Greenville, Hilton Head
TENNESSEE
Chattanooga
TEXAS
Texarkana (2)
VIRGINIA
Charlottesville, Harrisonburg, Norfolk/Chesapeake,
Suffolk (2), Virginia Beach (2)
WASHINGTON
Tukwila

Cover image: COURTYARD, HARRISONBURG, VA